Exhibit 99.1

HIGH DEMAND AND OPERATIONAL IMPROVEMENT DRIVE 64 PERCENT

GAIN IN UNION PACIFIC’S SECOND QUARTER EARNINGS PER SHARE

FOR IMMEDIATE RELEASE:

OMAHA, Neb., July 20, 2006

•	Second quarter 2006 earnings per share grew 64 percent to $1.44 per diluted share.

•	Commodity revenue was an all-time quarterly record of $3.7 billion, up 17 percent.

•	Operating Income increased 53 percent to $717 million.

•	Second quarter 2006 operating ratio improved by 4.3 points to 81.7 percent.

Union Pacific Corporation (NYSE: UNP) today reported second quarter 2006 net income of $390 million or $1.44 per diluted share, compared to $233 million, or $.88 per diluted share in the same quarter last year. Operating income during the second quarter of 2006 was $717 million, up from $468 million reported in the second quarter of 2005.

“Quarterly operating income was the best ever in the history of the railroad,” said Jim Young, President and Chief Executive Officer. “Reaching this milestone so early in the year is a clear indication that the demand environment remains very strong, and that we are moving volume more efficiently. The accomplishment I’m most pleased with is that we converted strong demand and yield gains into our best operating ratio in over two years. In addition, customers are seeing our service reliability improve.”

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Second Quarter 2006 Overview

•	Quarterly operating revenue was an all-time record $3.9 billion compared to $3.3 billion in the second quarter of 2005.

•	Commodity revenue set an all-time quarterly record, up 17 percent to $3.7 billion. This compares to $3.2 billion in the second quarter of 2005 and was driven by improved yields, higher fuel surcharge recoveries and a 5 percent increase in volume.

•	The second quarter 2006 operating ratio improved to 81.7 percent compared to 86 percent in 2005. This was the best operating ratio in over two years.

•	The Railroad’s average quarterly fuel price increased 29 percent versus the year ago quarter, from $1.67 per gallon in 2005 to $2.15 per gallon in the second quarter of 2006. The fuel surcharge recovered 80 percent of the cost in excess of the Railroad’s $.75 per gallon base fuel price.

•	Employee productivity, as measured by gross ton-miles per employee, gained 3 percent versus the year ago quarter.

•	In the face of record volume, operating metrics remained stable. Average terminal dwell time increased slightly and average quarterly train speed remained flat versus a year ago.

Second Quarter Railroad Commodity Revenue Summary versus 2005

•	Agricultural up 22 percent

•	Automotive up 18 percent

•	Chemicals up 17 percent

•	Intermodal up 16 percent

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•	Energy up 16 percent

•	Industrial Products up 15 percent

Looking Forward

“We expect the volume strength we saw in the first half of the year to continue through the upcoming peak shipping season,” Young said. “The biggest challenge ahead for us will be to continue to make progress on our operating initiatives, productivity and service reliability in the face of record volume.”

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country and serves the fastest-growing U.S. population centers. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad offers competitive long-haul routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

Supplemental financial information is attached.

Additional information is available at our Web site: www.up.com. Our contact for investors is Jennifer Hamann at (402) 544-4227. Our media contact is Kathryn Blackwell at (402) 319-4288 or (402) 544-3753.

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This press release and related materials may contain statements about the Corporation’s future that are not statements of historical fact. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, information or statements regarding: expectations as to continued or increasing demand for rail transportation services; expectations regarding operational improvements, including the effectiveness of network management initiatives that have been or will be implemented to improve system velocity, productivity, customer service and shareholder returns; expectations as to increased returns, cost savings, revenue growth and earnings; expectations regarding fuel price; the time by which certain objectives will be achieved, including expected improvements in velocity, operating efficiencies and implementation of network management initiatives; estimates of costs relating to environmental remediation and restoration; proposed new products and services; expectations that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position, results of operations or liquidity; and statements concerning projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial and operational results, and future economic performance; and statements of management’s beliefs, expectations, goals and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations as to operational, service and network fluidity improvements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

Important factors that could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to: whether the Corporation and its subsidiaries are fully successful in implementing their financial and operational initiatives, including those plans and management initiatives to improve system velocity and network performance or otherwise improve operations; the impact of ongoing track maintenance and restoration work being performed in the Southern Powder River Basin of Wyoming; the outcome of claims and litigation, including those related to environmental contamination, personal injuries, and occupational illnesses arising from hearing loss, repetitive motion and exposure to asbestos and diesel fumes; legislative and regulatory developments, including possible enactment of initiatives to re-regulate the rail industry; the impact of a rail accident involving the release of hazardous materials; natural events such as severe weather, fire, floods, hurricanes and earthquakes; changes in fuel prices; changes in labor costs, labor stoppages, and the availability of qualified personnel required for our operations; industry competition, conditions, performance and consolidation; legislative, regulatory and legal developments involving taxation, including enactment of new federal or state income tax rates, revisions of controlling authority and the outcome of tax claims and litigation; changes in securities and capital markets; the effects of adverse general economic conditions, both within the United States and globally; any adverse economic or operational repercussions from terrorist activities and any governmental response thereto; and war or risk of war. More information regarding risk factors is available in the Corporation’s Annual Report on Form 10-K for 2005, which was filed with the SEC on February 24, 2006. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on the website is not, and should not be construed to be, incorporated by reference herein.

UNION PACIFIC CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

Periods Ended June 30

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Second Quarter			Year-to-Date
	2006	2005	Pct Chg	2006	2005	Pct Chg
Operating Revenues	$3,923	$3,344	17	$7,633	$6,496	18

Operating Expenses
Salaries, Wages, and Employee Benefits	1,140	1,075	6	2,269	2,174	4
Fuel and Utilities	794	597	33	1,486	1,136	31
Equipment and Other Rents	371	340	9	738	693	6
Depreciation	308	292	5	611	581	5
Materials and Supplies	178	128	39	342	263	30
Purchased Services and Other	415	444	(7)	865	868	—

Total Operating Expenses	3,206	2,876	11	6,311	5,715	10

Operating Income	717	468	53	1,322	781	69

Other Income - Net	29	29	—	39	49	(20)
Interest Expense	(120)	(128)	(6)	(240)	(260)	(8)

Income Before Income Taxes	626	369	70	1,121	570	97
Income Tax Expense	(236)	(136)	74	(420)	(209)	U

Net Income	$390	$233	67	$701	$361	94

Basic Earnings Per Share	$1.45	$0.89	63	$2.61	$1.38	89

Diluted Earnings Per Share	$1.44	$0.88	64	$2.58	$1.36	90

July 20, 2006	(1)

UNION PACIFIC RAILROAD

REVENUE DETAIL

Periods Ended June 30

(Unaudited)

	Second Quarter			Year-to-Date
	2006	2005	Pct Chg	2006	2005	Pct Chg
Commodity Revenue (000):
Agricultural	$565,743	$463,261	22	$1,128,332	$911,163	24
Automotive	389,980	329,166	18	751,308	622,271	21
Chemicals	536,075	458,754	17	1,037,576	899,418	15
Energy	732,164	629,437	16	1,431,631	1,297,220	10
Industrial Products	823,701	718,611	15	1,598,371	1,348,820	19
Intermodal	694,302	597,247	16	1,337,923	1,121,516	19

Total	$3,741,965	$3,196,476	17	$7,285,141	$6,200,408	17

Revenue Carloads:
Agricultural	225,414	215,257	5	459,372	431,012	7
Automotive	224,739	210,321	7	434,629	402,638	8
Chemicals	234,598	235,727	—	452,324	463,227	(2)
Energy	575,150	525,470	9	1,125,315	1,099,457	2
Industrial Products	386,604	397,071	(3)	752,918	755,505	—
Intermodal	864,168	807,142	7	1,678,746	1,539,353	9

Total	2,510,673	2,390,988	5	4,903,304	4,691,192	5

Average Revenue per Car:
Agricultural	$2,510	$2,152	17	$2,456	$2,114	16
Automotive	1,735	1,565	11	1,729	1,545	12
Chemicals	2,285	1,946	17	2,294	1,942	18
Energy	1,273	1,198	6	1,272	1,180	8
Industrial Products	2,131	1,810	18	2,123	1,785	19
Intermodal	803	740	9	797	729	9

Total	$1,490	$1,337	11	$1,486	$1,322	12

July 20, 2006	(2)

UNION PACIFIC CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

As of June 30, 2006 and December 31, 2005

(Dollars in Millions)

(Unaudited)

	June 30, 2006	December 31, 2005
Assets:
Cash and Cash Equivalents	$262	$773
Other Current Assets	1,625	1,552
Investments	831	806
Properties - Net	32,491	31,975
Other Assets	798	514

Total	$36,007	$35,620

Liabilities and Shareholders’ Equity:
Current Portion of Long Term Debt	$391	$656
Other Current Liabilities	2,723	2,728
Long Term Debt	6,678	6,760
Deferred Income Taxes	9,534	9,482
Other Long Term Liabilities	2,266	2,287
Common Shareholders’ Equity	14,415	13,707

Total	$36,007	$35,620

July 20, 2006	(3)

UNION PACIFIC CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Six Months Ended June 30

(Dollars in Millions)

(Unaudited)

	2006	2005
Operating Activities:
Net Income	$701	$361
Depreciation	611	581
Deferred Income Taxes	81	155
Other - Net	(160)	40

Cash Provided by Operating Activities	1,233	1,137

Investing Activities:
Capital Investments	(1,131)	(1,078)
Other - Net	(253)	(388)

Cash Used in Investing Activities	(1,384)	(1,466)

Financing Activities:
Dividends Paid	(160)	(156)
Debt Repaid	(342)	(639)
Other - Net	142	311

Cash Used in Financing Activities	(360)	(484)

Net Change in Cash and Cash Equivalents	$(511)	$(813)

July 20, 2006	(4)

APPENDIX

UNION PACIFIC CORPORATION

OPERATING AND FINANCIAL STATISTICS

Periods Ended June 30

(Unaudited)

	Second Quarter				Year-to-Date
	2006	2005	Pct Chg		2006	2005	Pct Chg
Operating Statistics:
Revenue Carloads (Thousands)	2,511	2,391	5		4,903	4,691	5
Revenue Ton-Miles (Billions)	143.4	136.8	5		282.7	274.3	3
Gross Ton-Miles (GTMs) (Billions)	272.1	260.0	5		535.1	518.4	3
Operating Margin	18.3%	14.0%	4.3	pt	17.3%	12.0%	5.3	pt
Operating Ratio	81.7%	86.0%	(4.3	)pt	82.7%	88.0%	(5.3	)pt
Average Employees	51,077	50,093	2		50,670	49,694	2
GTMs (Millions) per Average Employee	5.33	5.19	3		10.56	10.43	1
Average Fuel Price Per Gallon	$2.15	$1.67	29		$2.01	$1.56	29
Fuel Consumed in Gallons (Millions)	346	335	3		691	679	2
Fuel Consumption Rate (Gal per 000 GTM)	1.27	1.29	(2)		1.29	1.31	(2)

AAR Reported Performance Measures:
Average Train Speed (Miles per Hour)	21.2	21.2	—		21.3	21.2	—
Average Terminal Dwell Time (Hours)	27.6	27.4	1		28.3	28.4	—
Average Rail Car Inventory (a)	324,833	N/A	N/A		326,220	N/A	N/A

Financial:
Weighted Average Shares - Basic (Millions)	269.3	262.8	2		268.8	262.1	3
Weighted Average Shares - Diluted (Millions)	272.1	265.6	2		271.6	265.0	2
Effective Income Tax Rate	37.7%	36.9%	0.8	pt	37.5%	36.7%	0.8	pt
Debt to Capital (b)					32.9%	35.1%	(2.2	)pt
Lease Adjusted Debt to Capital (c)					41.2%	43.6%	(2.4	)pt
Free Cash Flow (Millions) (d)					$(311)	$(485)	36

(a)	On October 1, 2005, the rail car inventory measurement was standardized for all reporting railroads. Rail car inventory for prior periods was not recalculated.
(b)	Debt to capital is computed as follows: total debt divided by total debt plus equity. 2005 percentages are as of December 31, 2005.
(c)	Lease adjusted debt to capital, a non-GAAP measure, is computed as follows: total debt plus net present value of operating leases divided by total debt plus equity plus net present value of operating leases. 2005 percentages are as of December 31, 2005. See Union Pacific web site under Investor Relations for a reconciliation to GAAP.
(d)	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional external financings. The following table reconciles cash provided by operating activities (GAAP measure) to free cash flow:

	Year-to-Date
	2006	2005
Cash Provided by Operating Activities	$1,233	$1,137
Cash Used in Investing Activities	(1,384)	(1,466)
Dividends Paid	(160)	(156)

Free Cash Flow	$(311)	$(485)

July 20, 2006	(A-1)

UNION PACIFIC CORPORATION

STATEMENTS OF CONSOLIDATED INCOME

By Quarter and Year-to-Date 2006

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Quarter Ended		Year-to-Date June 30
	March 31	June 30
Operating Revenues	$3,710	$3,923	$7,633

Operating Expenses
Salaries, Wages, and Employee Benefits	1,129	1,140	2,269
Fuel and Utilities	692	794	1,486
Equipment and Other Rents	367	371	738
Depreciation	303	308	611
Materials and Supplies	164	178	342
Purchased Services and Other	450	415	865

Total Operating Expenses	3,105	3,206	6,311

Operating Income	605	717	1,322
Other Income - Net	10	29	39
Interest Expense	(120)	(120)	(240)

Income Before Income Taxes	495	626	1,121
Income Tax Expense	(184)	(236)	(420)

Net Income	$311	$390	$701

Basic Earnings Per Share	$1.16	$1.45	$2.61

Diluted Earnings Per Share	$1.15	$1.44	$2.58

July 20, 2006	(A-2)

UNION PACIFIC RAILROAD

REVENUE DETAIL

By Quarter and Year-to-Date 2006

(Unaudited)

	Quarter Ended		Year-to-Date June 30
	March 31	June 30
Commodity Revenue (000):
Agricultural	$562,589	$565,743	$1,128,332
Automotive	361,328	389,980	751,308
Chemicals	501,501	536,075	1,037,576
Energy	699,467	732,164	1,431,631
Industrial Products	774,670	823,701	1,598,371
Intermodal	643,621	694,302	1,337,923

Total	$3,543,176	$3,741,965	$7,285,141

Revenue Carloads:
Agricultural	233,958	225,414	459,372
Automotive	209,890	224,739	434,629
Chemicals	217,726	234,598	452,324
Energy	550,165	575,150	1,125,315
Industrial Products	366,314	386,604	752,918
Intermodal	814,578	864,168	1,678,746

Total	2,392,631	2,510,673	4,903,304

Average Revenue per Car:
Agricultural	$2,405	$2,510	$2,456
Automotive	1,722	1,735	1,729
Chemicals	2,303	2,285	2,294
Energy	1,271	1,273	1,272
Industrial Products	2,115	2,131	2,123
Intermodal	790	803	797

Total	$1,481	$1,490	$1,486

July 20, 2006	(A-3)